MANAGED PORTFOLIO SERIES
(the “Trust”)

Jackson Square Large-Cap Growth Fund
(the “Fund”)

Supplement dated May 13, 2021 to the Prospectus dated February 28, 2021, as amended
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Effective May 13, 2021, the following changes are made to the Fund’s Prospectus:

The first paragraph under “How to Purchase Fund Shares” on page 51 of the Prospectus is revised as follows:

Shares of the Fund are purchased at the next NAV per share calculated plus any applicable sales charge after your purchase order is received in good order by the Fund (as defined below). Shares may be purchased directly from the Fund or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products. Institutional Class shares may also be available on certain brokerage platforms that have agreements with the Fund’s distributor to offer such shares when acting as an agent for the investor. An investor transacting in Institutional Class shares may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.
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This supplement should be retained with your Prospectus for future reference.